Exhibit 7(a)(i)

AMENDMENT

This Amendment is effective as of December 3, 2012 between The Lincoln National Life Insurance Company of Fort Wayne, Indiana (the “Ceding Company”) and Lincoln National Reinsurance Company (Barbados) Limited, a Barbados Corporation (“the Reinsurer”).

RECITALS

1.	The Ceding Company and the Reinsurer entered into an Automatic Indemnity Reinsurance Agreement as Amended and Restated effective October 1, 2009 (“the Agreement”).

2.	Article XVII, Section 8 of this Agreement permits amendments as long as they are made in writing, signed by duly authorized officers of both parties.

2.	The Ceding Company and the Reinsurer wish to make such an amendment to Schedule C to initiate reinsurance premium changes to Lincoln SmartSecurity® Advantage Riders.

AGREEMENT

NOWTHEREFORE, in consideration of these premises and the mutual covenants contained herein, the Ceding Company and the Reinsurer agree to amend the Agreement as follows:

1.	Effective December 3, 2012, Schedule C “Premium Rate Schedule” shall be deleted in its entirety and replaced with Schedule C “Premium Rate Schedule” attached hereto.

2.	All terms, provisions and conditions of this Agreement will continue unchanged except as specifically revised in this Amendment.

In WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives.

LINCOLN NATIONAL REINSURANCE COMPANY (BARBADOS) LIMITED	THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
By: /s/ Anthony S. Eifrid Name: Anthony S. Eifrid Title: VP Date: 11/13/2012	By: /s/ Thomas L. Spurling Name: Thomas L. Spurling Title: AVP Date: 11/13/12
By: /s/ Kathleen S. Polston Name: Kathleen S. Polston Title: Assistant Treasurer Date: 11-13-12	By: /s/ Teresa Cordes Name: Teresa Cordes Title: AVP Date: 11/13/12

 SCHEDULE C

              PREMIUM RATE SCHEDULE
         Effective December 3, 2012

Initial Reinsurance Premium:

The Initial Reinsurance Premium shall equal the Treaty Reserve applicable to each Individual Policy on the date it is first covered by this Agreement.  For all business issued by the Ceding Company after the Effective Date, the Initial Premium shall be zero.

Base Reinsurance Premium Rates:

Effective from Treaty Effective Date and the corresponding effective date of any amendment, as appropriate:

Type of Benefit	Contracts Issued	Contracts Issued	Contracts Issued
	Prior to 7/01/03	Prior to 7/01/03	After6/30/03	All Contracts
Effective Date of Coverage	7/1/2003	7/26/2004	7/1/2003
GMDB Type	Base Reinsurance Premium Annual Rate	Base Reinsurance Premium Annual Rate	Base Reinsurance Premium Annual Rate	Expense, Profit, and Risk Charge Annual Rate	Applied to
Guarantee of Principal Death Benefit – Employer VA	0.015%	0.015%	0.020%	0.050%	Account Value
Guarantee of Principal Death Benefit – Individual VA	0.050%	0.110%	0.100%	0.050%	Account Value
Enhanced Guaranteed Minimum Death Benefit	0.320%	0.280%	0.200%	0.050%	Account Value
Enhanced Guaranteed Minimum Death Benefit with 5% Rollup	0.590%	0.210%	0.260%	0.050%	Account Value
5% Step-Up Death Benefit	0.620%	0.290%	0.460%	0.050%	Account Value
Legacy I and II with 7 Yr Ratchet Benefit	0.110%	0.070%	0.100%	0.050%	Account Value
Estate Enhancement Benefit	0.500%	0.380%	0.500%	0.050%	Account Value
Estate Enhancement Benefit with 5% Rollup	0.620%	0.620%	0.620%	0.050%	Account Value

LTC Type	Effective Date of Rate Application	Rates Applied to Riders Effective	Base Reinsurance Premium Annual Rate	Expense, Profit, and Risk Charge	Applied to
Long-Term Care Benefit Rider AE-517, AR-518 and AR-519 Accelerated Benefit	4/1/2011	Riders effective after 4/1/2011	0.450% (Growth)	0.050%	Guaranteed Amount (#)
			0.300% (Level)

(#) Guaranteed Amount is calculated by the terms of the applicable riders.

Type of Benefit				All Contracts
GLB Type	Effective Date of Rate Application	Rates Applied to Riders Effective	Base Reinsurance Premium Annual Rate	Expense, Profit, and Risk Charge	Applied to
Lincoln SmartSecurity Advantage – 5 Yr Optional Reset	7/1/2003	All In Force Riders effective prior to 5/15/2004	0.350%	0.050%	Guaranteed Benefit (#)
	5/15/2004	All In Force Riders effective 5/15/2004 thru 1/19/2009	0.400%	0.050%
	1/20/2009	Riders effective or reset on or after 1/20/2009	0.600%	0.050%
	12/3/2012	Riders effective or reset on or after 12/3/2012	0.800%	0.050%
Lincoln SmartSecurity Advantage – 1 Yr Automatic Reset		Riders effective before 1/20/2009	0.550%	0.050%	Guaranteed Benefit (#)
	1/20/2009	Riders effective or reset on or after 1/20/2009	0.600%	0.050%
	12/3/2012	Riders effective or reset on or after 12/3/2012	0.800%	0.050%
Lincoln SmartSecurity Advantage – 1 Yr Automatic Reset - Single Life Option with Lifetime Withdrawals		Riders effective before 1/20/2009	0.550%	0.050%	Guaranteed Benefit (#)
	1/20/2009	Riders effective or reset on or after 1/20/2009	0.600%	0.050%
	12/3/2012	Riders effective or reset on or after 12/3/2012	0.800%	0.050%
Lincoln SmartSecurity Advantage – 1 Yr Automatic Reset – Joint Life Option with Lifetime Withdrawals		Riders effective before 1/20/2009	0.700%	0.050%	Guaranteed Benefit (#)
	1/20/2009	Riders effective or reset on or after 1/20/2009	0.750%	0.050%
	12/3/2012	Riders effective or reset on or after 12/3/2012	0.950%	0.050%
4LATER Advantage	7/1/2003	All In Force Riders effective prior to 1/20/2009	0.450%	0.050%	Current Income Base (#)
	1/20/2009	Riders effective or reset on or after 1/20/09	0.600%	0.050%
4LATER Advantage Protected Funds	7/2/21012	Riders effective after 7/2/2012	1.000% (Indiv)	0.050%	Current Income Base (#)
			1.200% (Joint)
Guaranteed Income Benefit on i4Life		Riders effective before 10/1/2009	0.400%	0.050%	Variable Account Value
	10/1/2009	Riders effective or reset on or after 10/1/2009	0.850%	0.050%
Increasing Guaranteed Income Benefit		Riders effective before 10/1/2009	0.400%	0.050%	Variable Account Value
	10/1/2009	Riders effective or reset on or after 10/1/2009	0.850%	0.050%
Annual Step-Up Guaranteed Income Benefit		Riders effective before 10/1/2009	0.400%	0.050%	Variable Account Value
	10/1/2009	Riders effective or reset on or after 10/1/2009	0.850%	0.050%
Lincoln Lifetime Income Advantage		All In Force Riders effective prior to 1/20/2009	0.700%	0.050%	Guaranteed Benefit (#)
	1/20/2009	Riders effective or reset after 1/20/2009	0.850%	0.050%

Type of Benefit				All Contracts
GLB Type	Effective Date of Rate Application	Rates Applied to Riders Effective	Base Reinsurance Premium Annual Rate	Expense, Profit, and Risk Charge	Applied to
Lincoln Lifetime Income Advantage (transitioning to i4LIFE GIB)		Riders effective before 10/1/2009	0.400%	0.050%	Variable Account Value
	10/1/2009	Riders effective or reset on or after 10/1/2009	0.850%	0.050%
Lincoln Lifetime Income Advantage Plus		Riders effective before 1/20/2009	0.800%	0.050%	Guaranteed Benefit (#)
	1/20/2009	Riders effective or reset on or after 1/20/2009	1.000%	0.050%
Lincoln Lifetime Income Advantage Plus (transitioning to i4LIFE GIB)		Riders effective before 10/1/2009	0.400%	0.050%	Variable Account Value
	10/1/2009	Riders effective or reset on or after 10/1/2009	0.850%	0.050%
Lincoln Lifetime Income Advantage 2.0 (and transitioning to i4LIFE)	9/1/2010	Riders effective after 9/1/2010	1.000% (Indiv)	0.050%	Current Income Base (#) or equivalent
			1.200% (Joint)
Lincoln Lifetime Income Advantage 2.0 Protected Funds (and transitioning to i4LIFE)	4/2/2012	Riders effective after 4/2/2012	1.000% (Indiv)	0.050%	Current Income Base (#) or equivalent
			1.200% (Joint)
Guaranteed Income Benefit on i4Life (AR-528 only)	9/1/2010	Riders effective after 9/1/2010	1.000% (Indiv)	0.050%	Variable Account Value
			1.200% (Joint)
i4LIFE®Advantage with Guaranteed Income Benefit Protected Funds	5/21/2012	Riders effective 5/21/2012	1.000% (Indiv)	0.050%	Variable Account Value
			1.200% (Joint)
 (#) Guaranteed Benefit, Guaranteed Amount and Current Income Base amount are as calculated by the terms of the applicable riders.

Reinsurance premium shall step up to the current charge for any Policy that resets.

Reinsurer’s Expense, Profit, and Risk Charge (EPRC):

EPRC shall equal the annual rates shown above, payable monthly in arrears computed in the manner as more fully described below.

Monthly Payment of Reinsurance Premium:

Both the Base Reinsurance Premium and the EPRC are payable in arrears after the end of each calendar month.  The  monthly payment for all benefit types shall be computed by adding the appropriate Base Reinsurance Premium annual rate to the EPRC annual rate, then dividing the total by  twelve and multiplying the result times the end of the month Guaranteed Benefit Amount, the Current Income Base or the Variable Account Value, as applicable.

AMENDMENT

The components of this Amendment are effective as of the various dates as more fully described below between The Lincoln National Life Insurance Company of Fort Wayne, Indiana (the “Ceding Company”) and Lincoln National Reinsurance Company (Barbados) Limited, a Barbados Corporation (“the Reinsurer”).

RECITALS

1.	The Ceding Company and the Reinsurer entered into an Automatic Indemnity Reinsurance Agreement as Amended and Restated effective October 1, 2009 (“the Agreement”).

2.	Article XVII, Section 8 of this Agreement permits amendments as long as they are made in writing, signed by duly authorized officers of both parties.

3.
The Ceding Company and the Reinsurer wish to make such an amendment to add reinsurance of the Ceding Company’s Lincoln Lifetime Income Advantage 2.0 Protected Funds (and transitioning to i4LIFE); i4LIFE® Advantage with Guaranteed Income Benefit Protected Funds; and 4Later® Advantage Protected Funds products.

AGREEMENT

NOWTHEREFORE, in consideration of these premises and the mutual covenants contained herein, the Ceding Company and the Reinsurer agree to amend the Agreement as follows:

1.	Effective April 2, 2012 the Lincoln Lifetime Income Advantage 2.0 Protected Funds (and transitioning to i4LIFE) product shall added to Schedules A and C of the Agreement.

2.	Effective May 21, 2012 the i4LIFE® Advantage with Guaranteed Income Benefit Protected Funds product shall be added to Schedules A and C of the Agreement.

3.	Effective July 2, 2012 the 4Later® Advantage Protected Funds product shall be added to Schedules A and C of the Agreement.

4.
Effective April 2, 2012, the first sentence of Article III, Section 2. shall be deleted in its entirety and replaced with the following:  “Any and all debts or credits arising out of this Agreement, regardless of when they arose or were incurred, in favor of or against either the Ceding Company or the Reinsurer shall be offset and only the balance allowed or paid.”

5.	Effective April 2, 2012, everywhere that the term “[Portfolio #]” appears in Schedule F, it shall be replaced with “Portfolio LNL01060”.

6.	The Ceding Company and the Reinsurer agree that Schedules A and C of the Agreement shall be replaced in their entirety with Schedules A and C attached hereto.

7.	All terms, provisions and conditions of this Agreement will continue unchanged except as specifically revised in this Amendment.

In WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives.

LINCOLN NATIONAL REINSURANCE COMPANY (BARBADOS) LIMITED	THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
By: /s/ Keith J. Ryan Name:Keith J. Ryan Title: VP Date: 11/13/2012	By: /s/ Thomas L. Spurling Name: Thomas L. Spurling Title: AVP Date: 11/13/12
By: /s/ Anthony S. Eifrid Name: Anthony S. Eifrid Title: VP Date: 11/13/2012	By: /s/ Teresa Cordes Name: Teresa Cordes Title: AVP Date: 11/13/12

SCHEDULE A
GB REINSURANCE BENEFITS
Effective April 2, 2012

Each contract listed in Schedule B contains one or more GB.  GBs which are covered by this Agreement include the following:

Marketing Name of Benefit	Policy Form Nos.
Death Benefit Riders
Guarantee of Principal Death Benefit Rider*	32148
Enhanced Guaranteed Minimum Death Benefit Rider*	32149
5% Step-Up Death Benefit Rider*	32150
7 Year Ratchet Death Benefit on American Legacy I & II*	- -
Estate Enhancement Death Benefit Rider*	32151

Lincoln SmartSecurity® Advantage
Variable Annuity Rider	32793

i4LIFE® Advantage with Guaranteed Income Benefit
Variable Annuity Income Rider	I4LA
Variable Annuity Payment Option Rider	I4LA-Q
Variable Annuity Payment Option Rider	I4LA-NQ
Guaranteed Income Benefit	GIB
Increasing GIB	IGIB
Annual GIB	AGIB
Guaranteed Income Benefit	AR-528

i4LIFE® Advantage with Guaranteed Income Benefit with Protected Funds##	AR-528

4LATER® Advantage
Guaranteed Income Later Rider	4Later

4LATER® Advantage Protected Funds###	AR-547

Lincoln Lifetime Income SMAdvantage
Variable Annuity Living Benefits Rider	AR-512
Variable Annuity Living Benefits Rider (LINC Plus)*	AR-512P

Lincoln Lifetime Income SMAdvantage 2.0 &
Lincoln Lifetime Income SMAdvantage 2.0 Protected Funds#
Variable Annuity Living Benefits Rider*	AR-529
Variable Annuity Guarantee Income Benefit (NY version)	AR-529

Lincoln Long-TermCare SMAdvantage Rider
Long-Term Care Coverage Endorsement	AE-517
Long-Term Care Benefits Rider	AR-518, AR-519

*    issued by Ceding Company only
#     effective April 2, 2012
##  effective May 21, 2012
### effective July 2, 2012

 SCHEDULE C

              PREMIUM RATE SCHEDULE
         Effective April 2, 2012

Initial Reinsurance Premium:

The Initial Reinsurance Premium shall equal the Treaty Reserve applicable to each Individual Policy on the date it is first covered by this Agreement.  For all business issued by the Ceding Company after the Effective Date, the Initial Premium shall be zero.

Base Reinsurance Premium Rates:

Effective from Treaty Effective Date and the corresponding effective date of any amendment, as appropriate:

Type of Benefit	Contracts Issued	Contracts Issued	Contracts Issued
	Prior to 7/01/03	Prior to 7/01/03	After6/30/03	All Contracts
Effective Date of Coverage	7/1/2003	7/26/2004	7/1/2003
GMDB Type	Base Reinsurance Premium Annual Rate	Base Reinsurance Premium Annual Rate	Base Reinsurance Premium Annual Rate	Expense, Profit, and Risk Charge Annual Rate	Applied to
Guarantee of Principal Death Benefit – Employer VA	0.015%	0.015%	0.020%	0.050%	Account Value
Guarantee of Principal Death Benefit – Individual VA	0.050%	0.110%	0.100%	0.050%	Account Value
Enhanced Guaranteed Minimum Death Benefit	0.320%	0.280%	0.200%	0.050%	Account Value
Enhanced Guaranteed Minimum Death Benefit with 5% Rollup	0.590%	0.210%	0.260%	0.050%	Account Value
5% Step-Up Death Benefit	0.620%	0.290%	0.460%	0.050%	Account Value
Legacy I and II with 7 Yr Ratchet Benefit	0.110%	0.070%	0.100%	0.050%	Account Value
Estate Enhancement Benefit	0.500%	0.380%	0.500%	0.050%	Account Value
Estate Enhancement Benefit with 5% Rollup	0.620%	0.620%	0.620%	0.050%	Account Value

LTC Type	Effective Date of Rate Application	Rates Applied to Riders Effective	Base Reinsurance Premium Annual Rate	Expense, Profit, and Risk Charge	Applied to
Long-Term Care Benefit Rider AE-517, AR-518 and AR-519 Accelerated Benefit	4/1/2011	Riders effective after 4/1/2011	0.450% (Growth)	0.050%	Guaranteed Amount (#)
			0.300% (Level)
(#) Guaranteed Amount is calculated by the terms of the applicable riders.

Type of Benefit				All Contracts
GLB Type	Effective Date of Rate Application	Rates Applied to Riders Effective	Base Reinsurance Premium Annual Rate	Expense, Profit, and Risk Charge	Applied to
Lincoln SmartSecurity Advantage – 5 Yr Optional Reset	7/1/2003	All In Force Riders effective prior to 5/15/2004	0.350%	0.050%	Guaranteed Benefit (#)
	5/15/2004	All In Force Riders effective 5/15/2004 thru 1/19/2009	0.400%	0.050%
	1/20/2009	Riders effective or reset on or after 1/20/2009	0.600%	0.050%
Lincoln SmartSecurity Advantage – 1 Yr Automatic Reset		Riders effective before 1/20/2009	0.550%	0.050%	Guaranteed Benefit (#)
	1/20/2009	Riders effective or reset on or after 1/20/2009	0.600%	0.050%
Lincoln SmartSecurity Advantage – 1 Yr Automatic Reset - Single Life Option with Lifetime Withdrawals		Riders effective before 1/20/2009	0.550%	0.050%	Guaranteed Benefit (#)
	1/20/2009	Riders effective or reset on or after 1/20/2009	0.600%	0.050%
Lincoln SmartSecurity Advantage – 1 Yr Automatic Reset – Joint Life Option with Lifetime Withdrawals		Riders effective before 1/20/2009	0.700%	0.050%	Guaranteed Benefit (#)
	1/20/2009	Riders effective or reset on or after 1/20/2009	0.750%	0.050%
4LATER Advantage	7/1/2003	All In Force Riders effective prior to 1/20/2009	0.450%	0.050%	Current Income Base (#)
	1/20/2009	Riders effective or reset on or after 1/20/09	0.600%	0.050%
4LATER Advantage Protected Funds	7/2/21012	Riders effective after 7/2/2012	1.000% (Indiv)	0.050%	Current Income Base (#)
			1.200% (Joint)
Guaranteed Income Benefit on i4Life		Riders effective before 10/1/2009	0.400%	0.050%	Variable Account Value
	10/1/2009	Riders effective or reset on or after 10/1/2009	0.850%	0.050%
Increasing Guaranteed Income Benefit		Riders effective before 10/1/2009	0.400%	0.050%	Variable Account Value
	10/1/2009	Riders effective or reset on or after 10/1/2009	0.850%	0.050%
Annual Step-Up Guaranteed Income Benefit		Riders effective before 10/1/2009	0.400%	0.050%	Variable Account Value
	10/1/2009	Riders effective or reset on or after 10/1/2009	0.850%	0.050%
Lincoln Lifetime Income Advantage		All In Force Riders effective prior to 1/20/2009	0.700%	0.050%	Guaranteed Benefit (#)
	1/20/2009	Riders effective or reset after 1/20/2009	0.850%	0.050%
Type of Benefit				All Contracts
GLB Type	Effective Date of Rate Application	Rates Applied to Riders Effective	Base Reinsurance Premium Annual Rate	Expense, Profit, and Risk Charge	Applied to
Lincoln Lifetime Income Advantage (transitioning to i4LIFE GIB)		Riders effective before 10/1/2009	0.400%	0.050%	Variable Account Value
	10/1/2009	Riders effective or reset on or after 10/1/2009	0.850%	0.050%
Lincoln Lifetime Income Advantage Plus		Riders effective before 1/20/2009	0.800%	0.050%	Guaranteed Benefit (#)
	1/20/2009	Riders effective or reset on or after 1/20/2009	1.000%	0.050%
Lincoln Lifetime Income Advantage Plus (transitioning to i4LIFE GIB)		Riders effective before 10/1/2009	0.400%	0.050%	Variable Account Value
	10/1/2009	Riders effective or reset on or after 10/1/2009	0.850%	0.050%
Lincoln Lifetime Income Advantage 2.0 (and transitioning to i4LIFE)	9/1/2010	Riders effective after 9/1/2010	1.000% (Indiv)	0.050%	Current Income Base (#) or equivalent
			1.200% (Joint)
Lincoln Lifetime Income Advantage 2.0 Protected Funds (and transitioning to i4LIFE)	4/2/2012	Riders effective after 4/2/2012	1.000% (Indiv)	0.050%	Current Income Base (#) or equivalent
			1.200% (Joint)
Guaranteed Income Benefit on i4Life (AR-528 only)	9/1/2010	Riders effective after 9/1/2010	1.000% (Indiv)	0.050%	Variable Account Value
			1.200% (Joint)
i4LIFE®Advantage with Guaranteed Income Benefit Protected Funds	5/21/2012	Riders effective 5/21/2012	1.000% (Indiv)	0.050%	Variable Account Value
			1.200% (Joint)
 (#) Guaranteed Benefit, Guaranteed Amount and Current Income Base amount are as calculated by the terms of the applicable riders.

Reinsurance premium shall step up to the current charge for any Policy that resets.

Reinsurer’s Expense, Profit, and Risk Charge (EPRC):

EPRC shall equal the annual rates shown above, payable monthly in arrears computed in the manner as more fully described below.

Monthly Payment of Reinsurance Premium:

Both the Base Reinsurance Premium and the EPRC are payable in arrears after the end of each calendar month.  The  monthly payment for all benefit types shall be computed by adding the appropriate Base Reinsurance Premium annual rate to the EPRC annual rate, then dividing the total by  twelve and multiplying the result times the end of the month Guaranteed Benefit Amount, the Current Income Base or the Variable Account Value, as applicable.

AMENDMENT

This Amendment is effective as of April 1, 2011 between The Lincoln National Life Insurance Company of Fort Wayne, Indiana (the “Ceding Company”) and Lincoln National Reinsurance Company (Barbados) Limited, a Barbados Corporation (“the Reinsurer”).

RECITALS

1.	The Ceding Company and the Reinsurer entered into an Automatic Indemnity Reinsurance Agreement as Amended and Restated effective October 1, 2009 (“the Agreement”).

2.	Article XVII, Section 8 of this Agreement permits amendments as long as they are made in writing, signed by duly authorized officers of both parties.

3.
The Ceding Company and the Reinsurer wish to make such an amendment to add reinsurance of the Ceding Company’s Long Term Care 2+4 Benefit (hereinafter referred to as “LTC Benefit”) as more fully described below.

AGREEMENT

NOWTHEREFORE, in consideration of these premises and the mutual covenants contained herein, the Ceding Company and the Reinsurer agree to amend the Agreement as follows:

1.
LTC Benefit Rider shall mean the Ceding Company’s Long Term Care 2+4 Rider that provides for payment of monthly benefits upon a covered life’s receipt of qualified long term nursing home, hospice or other qualified care services.

2.	For purposes of this Amendment and the LTC Benefit Rider, the following Guaranteed Amount (“GA”) definition shall be added to the Agreement.

For the Level Option of the LTC Benefit, the GA shall equal the Acceleration Benefit (“AB”) as described in the LTC Benefit Rider, which equals the Initial Deposit at issue.  Such GA shall be adjusted by withdrawals.  If the withdrawal is an AB payment, the GA is thereby reduced by the amount of such payment.  If the withdrawal is not an AB payment and not a conforming withdrawal, then the GA is reduced in the same proportion that the withdrawal reduces the account value.  If the withdrawal is not an AB payment and is a conforming withdrawal, the GA is unchanged by conforming withdrawal.

For the Growth Option of the LTC Benefit, the GA is the AB plus the Growth Benefit as described in the LTC Benefit Rider.  At issue of the LTC Benefit Rider, the AB equals the Initial Deposit and the Growth Benefit equals zero dollars ($0).  On each Rider’s anniversary, if the account value is greater than the then current GA, the GA will be reset to the current account value.  If the account value is less than the then current GA, the GA remains the same.  The GA shall be reduced by withdrawals (see above).  If the withdrawal is an AB and/or Growth Benefit payment, the GA is thereby reduced by the amount of such payment.  If the withdrawal is not an AB and/or Growth Benefit payment or a conforming withdrawal, the GA is then reduced in the same proportion that the withdrawal reduces the account value.  If the withdrawal is not an AB and/or Growth Benefit payment and is a conforming withdrawal, the GA is then unchanged by the conforming withdrawal.

3.	The Ceding Company and the Reinsurer agree that Schedules A, B and C of the Agreement shall be replaced in their entirety with Schedules A, B and C attached hereto dated April 1, 2011.

4.	All terms, provisions and conditions of this Agreement will continue unchanged except as specifically revised in this Amendment.

In WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives.

LINCOLN NATIONAL REINSURANCE COMPANY (BARBADOS) LIMITED	THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
By: /s/ Keith Ryan Name: Keith J. Ryan Title: VP Date: November 29, 2011	By: /s/ Thomas L. Spurling Name: Thomas L. Spurling Title: AVP Date: 11/29/11
By: /s/ Kristi J. Harkenrider Name: Kristi J. Harkenrider Title: Assistant Treasurer Date: 11-30-2011	By: /s/ Craig E. Hanford Name: Craig E. Hanford Title: Assistant Vice President Date: 11/29/11

SCHEDULE A
GB REINSURANCE BENEFITS
Effective April 1, 2011

Each contract listed in Schedule B contains one or more GB.  GBs which are covered by this Agreement include the following:

Marketing Name of Benefit	Policy Form Nos.
Death Benefit Riders
Guarantee of Principal Death Benefit Rider*	32148
Enhanced Guaranteed Minimum Death Benefit Rider*	32149
5% Step-Up Death Benefit Rider*	32150
7 Year Ratchet Death Benefit on American Legacy I & II*	- -
Estate Enhancement Death Benefit Rider*	32151

Lincoln SmartSecurity® Advantage
Variable Annuity Rider	32793

i4LIFE® Advantage with Guaranteed Income Benefit
Variable Annuity Income Rider	I4LA
Variable Annuity Payment Option Rider	I4LA-Q
Variable Annuity Payment Option Rider	I4LA-NQ
Guaranteed Income Benefit	GIB
Increasing GIB	IGIB
Annual GIB	AGIB
Guaranteed Income Benefit	AR-528

4LATER® Advantage
Guaranteed Income Later Rider	4Later

Lincoln Lifetime Income SMAdvantage
Variable Annuity Living Benefits Rider	AR-512
Variable Annuity Living Benefits Rider (LINC Plus)*	AR-512P

Lincoln Lifetime Income SMAdvantage 2.0
Variable Annuity Living Benefits Rider*	AR-529
Variable Annuity Guarantee Income Benefit (NY version)	AR-529

Lincoln Long-TermCare SMAdvantage Rider
Long-Term Care Coverage Endorsement	AE-517
Long-Term Care Benefits Rider	AR-518, AR-519

*issued by Ceding Company only

 SCHEDULE B
CONTRACTS WITH ACCEPTED COVERAGES
Effective September 1, 2010

Contracts covered by this Agreement include all Contracts either issued by the Ceding Company directly or issued by Lincoln Life & Annuity Company of New York and reinsured with the Ceding Company and included in the following list:

ChoicePlus Variable Annuity
ChoicePlus Access Variable Annuity
ChoicePlus Bonus Variable Annuity (issued by the Ceding Company only)
ChoicePlus II Variable Annuity
ChoicePlus II Access Variable Annuity
ChoicePlus II Bonus Variable Annuity
ChoicePlus II Advance Variable Annuity
ChoicePlus Assurance (A Share) (includes wrap fee version)
ChoicePlus Assurance (A Class)
ChoicePlus Assurance (B Share)
ChoicePlus Assurance (B Class)
ChoicePlus Assurance (C Share)
ChoicePlus Assurance (Bonus)
ChoicePlus Assurance (L Share)
ChoicePlus Design (includes all share classes)
American Legacy I (issued by the Ceding Company only)
American Legacy II (issued by the Ceding Company only)
American Legacy Ill
American Legacy Ill (B Class)
American Legacy Ill Plus
American Legacy Ill View
American Legacy III (C Share)
Shareholders Advantage (includes wrap fee version)
Shareholders Advantage (A Class)
American Legacy Design (includes all share classes)
Multi-Fund 1 (issued by the Ceding Company only)
Multi-Fund 2 (issued by the Ceding Company only)
Multi-Fund 3 (issued by the Ceding Company only)
Multi-Fund 4 (issued by the Ceding Company only)
Multi-Fund 5 (issued by the Ceding Company only)
Multi-Fund Select (issued by the Ceding Company only)
Accru Variable Annuity (issued by the Ceding Company only)
Accru ChoicePlus (issued by the Ceding Company only)

*Includes issuance of Ceding Company’s Long Term Care Benefit Rider on and after April 1, 2011.

SCHEDULE C

              PREMIUM RATE SCHEDULE
         Effective April 1, 2011

Initial Reinsurance Premium:

The Initial Reinsurance Premium shall equal the Treaty Reserve applicable to each Individual Policy on the date it is first covered by this Agreement.  For all business issued by the Ceding Company after the Effective Date, the Initial Premium shall be zero.

Base Reinsurance Premium Rates:

Effective from Treaty Effective Date and the corresponding effective date of any amendment, as appropriate:

Type of Benefit	Contracts Issued	Contracts Issued	Contracts Issued
	Prior to 7/01/03	Prior to 7/01/03	After6/30/03	All Contracts
Effective Date of Coverage	7/1/2003	7/26/2004	7/1/2003
GMDB Type	Base Reinsurance Premium Annual Rate	Base Reinsurance Premium Annual Rate	Base Reinsurance Premium Annual Rate	Expense, Profit, and Risk Charge Annual Rate	Applied to
Guarantee of Principal Death Benefit – Employer VA	0.015%	0.015%	0.020%	0.050%	Account Value
Guarantee of Principal Death Benefit – Individual VA	0.050%	0.110%	0.100%	0.050%	Account Value
Enhanced Guaranteed Minimum Death Benefit	0.320%	0.280%	0.200%	0.050%	Account Value
Enhanced Guaranteed Minimum Death Benefit with 5% Rollup	0.590%	0.210%	0.260%	0.050%	Account Value
5% Step-Up Death Benefit	0.620%	0.290%	0.460%	0.050%	Account Value
Legacy I and II with 7 Yr Ratchet Benefit	0.110%	0.070%	0.100%	0.050%	Account Value
Estate Enhancement Benefit	0.500%	0.380%	0.500%	0.050%	Account Value
Estate Enhancement Benefit with 5% Rollup	0.620%	0.620%	0.620%	0.050%	Account Value

LTC Type	Effective Date of Rate Application	Rates Applied to Riders Effective	Base Reinsurance Premium Annual Rate	Expense, Profit, and Risk Charge	Applied to
Long-Term Care Benefit Rider AE-517, AR-518 and AR-519 Accelerated Benefit	4/1/2011	Riders effective after 4/1/2011	0.450% (Growth)	0.050%	Guaranteed Amount (#)
			0.300% (Level)

(#) Guaranteed Amount is calculated by the terms of the applicable riders.

LTC Type	Effective Date of Rate Application	Rates Applied to Riders Effective	Issue Ages	Extension of Benefit Charge for 50% Assisted Living	Extension of Benefit Charge for 100% Assisted Living	Expense, Profit, and Risk Charge	Applied to
Long-Term Care Benefit Rider AE-517, AR-518 and AR-519 Extension of Benefit	4/1/2011	Riders effective after 4/1/2011	45-49	0.21%	0.23%	0.050%	Extension of Benefit Amount
50-54	0.25%	0.27%	0.050%
55-59	0.27%	0.31%	0.050%
60-64	0.33%	0.35%	0.050%
65-69	0.45%	0.49%	0.050%
70-74	0.63%	0.71%	0.050%
Type of Benefit	All Contracts
GLB Type	Effective Date of Rate Application	Rates Applied to Riders Effective	Base Reinsurance Premium Annual Rate	Expense, Profit, and Risk Charge	Applied to
Lincoln SmartSecurity Advantage – 5 Yr Optional Reset	7/1/2003	All In Force Riders effective prior to 5/15/2004	0.350%	0.050%	Guaranteed Benefit (#)
5/15/2004	All In Force Riders effective 5/15/2004 thru 1/19/2009	0.400%	0.050%
1/20/2009	Riders effective or reset on or after 1/20/2009	0.600%	0.050%
Lincoln SmartSecurity Advantage – 1 Yr Automatic Reset	Riders effective before 1/20/2009	0.550%	0.050%	Guaranteed Benefit (#)
1/20/2009	Riders effective or reset on or after 1/20/2009	0.600%	0.050%
Lincoln SmartSecurity Advantage – 1 Yr Automatic Reset - Single Life Option with Lifetime Withdrawals	Riders effective before 1/20/2009	0.550%	0.050%	Guaranteed Benefit (#)
1/20/2009	Riders effective or reset on or after 1/20/2009	0.600%	0.050%
Lincoln SmartSecurity Advantage – 1 Yr Automatic Reset – Joint Life Option with Lifetime Withdrawals	Riders effective before 1/20/2009	0.700%	0.050%	Guaranteed Benefit (#)
1/20/2009	Riders effective or reset on or after 1/20/2009	0.750%	0.050%
4LATER Advantage	7/1/2003	All In Force Riders effective prior to 1/20/2009	0.450%	0.050%	Current Income Base (#)
1/20/2009	Riders effective or reset on or after 1/20/09	0.600%	0.050%
Guaranteed Income Benefit on i4Life	Riders effective before 10/1/2009	0.400%	0.050%	Variable Account Value
10/1/2009	Riders effective or reset on or after 10/1/2009	0.850%	0.050%
Increasing Guaranteed Income Benefit	Riders effective before 10/1/2009	0.400%	0.050%	Variable Account Value
10/1/2009	Riders effective or reset on or after 10/1/2009	0.850%	0.050%
Annual Step-Up Guaranteed Income Benefit	Riders effective before 10/1/2009	0.400%	0.050%	Variable Account Value
10/1/2009	Riders effective or reset on or after 10/1/2009	0.850%	0.050%
Lincoln Lifetime Income Advantage	All In Force Riders effective prior to 1/20/2009	0.700%	0.050%	Guaranteed Benefit (#)
1/20/2009	Riders effective or reset after 1/20/2009	0.850%	0.050%

Type of Benefit				All Contracts
GLB Type	Effective Date of Rate Application	Rates Applied to Riders Effective	Base Reinsurance Premium Annual Rate	Expense, Profit, and Risk Charge	Applied to
Lincoln Lifetime Income Advantage (transitioning to i4LIFE GIB)		Riders effective before 10/1/2009	0.400%	0.050%	Variable Account Value
	10/1/2009	Riders effective or reset on or after 10/1/2009	0.850%	0.050%
Lincoln Lifetime Income Advantage Plus		Riders effective before 1/20/2009	0.800%	0.050%	Guaranteed Benefit (#)
	1/20/2009	Riders effective or reset on or after 1/20/2009	1.000%	0.050%
Lincoln Lifetime Income Advantage Plus (transitioning to i4LIFE GIB)		Riders effective before 10/1/2009	0.400%	0.050%	Variable Account Value
	10/1/2009	Riders effective or reset on or after 10/1/2009	0.850%	0.050%
Lincoln Lifetime Income Advantage 2.0 (and transitioning to i4LIFE)	9/1/2010	Riders effective after 9/1/2010	1.000% (Indiv)	0.050%	Current Income Base (#) or equivalent
			1.200% (Joint)
Guaranteed Income Benefit on i4Life (AR-528 only)	9/1/2010	Riders effective after 9/1/2010	1.000% (Indiv)	0.050%	Variable Account Value
			1.200% (Joint)
 (#) Guaranteed Benefit, Guaranteed Amount and Current Income Base amount are as calculated by the terms of the applicable riders.

Reinsurance premium shall step up to the current charge for any Policy that resets.

Reinsurer’s Expense, Profit, and Risk Charge (EPRC):

EPRC shall equal the annual rates shown above, payable monthly in arrears computed in the manner as more fully described below.

Monthly Payment of Reinsurance Premium:

Both the Base Reinsurance Premium and the EPRC are payable in arrears after the end of each calendar month.  The  monthly payment for all benefit types shall be computed by adding the appropriate Base Reinsurance Premium annual rate to the EPRC annual rate, then dividing the total by  twelve and multiplying the result times the end of the month Guaranteed Benefit Amount, the Current Income Base or the Variable Account Value, as applicable.

AMENDMENT

This Amendment is effective as of September 1, 2010 between The Lincoln National Life Insurance Company of Fort Wayne, Indiana (the "Ceding Company'') and Lincoln National Reinsurance Company (Barbados) Limited, a Barbados Corporation ("the Reinsurer").

RECITALS

1.	The Ceding Company and the Reinsurer entered into an Automatic Indemnity Reinsurance Agreement as Amended and Restated effective October 1, 2009 ("the Agreement").

2.	Article XVII, Section 8 of this Agreement permits amendments as long as they are made in writing, signed by duly authorized officers of both parties.

3.	The Ceding Company and the Reinsurer wish to make such an amendment.

AGREEMENT

NOWTHEREFORE, in consideration of these premises and the mutual covenants contained herein, the Ceding Company and the Reinsurer agree to amend the Agreement as follows:

1.	The Ceding Company and the Reinsurer agree that Schedules A, B and C of the Agreement shall be replaced in their entirety with Schedules A, B and C attached hereto dated September 1, 2010.

2.	All terms, provisions and conditions of this Agreement will continue unchanged except as specifically revised in this Amendment.

In WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives.

LINCOLN NATIONAL REINSURANCE COMPANY (BARBADOS) LIMITED	THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
By: /s/ Keith J. Ryan Name: Keith Ryan Title: VP Date: December 20, 2010	By: /s/ Thomas L. Spurling Name: Thomas L. Spurling Title: AVP Date: 12/21/10
By: /s/ Kathleen S. Polston Name: Kathleen S. Polston Title: Ass’t Treasurer Date: 12-20-10	By: /s/ Keith J. Ryan Name: Keith Ryan Title: VP Date: December 20, 2010

SCHEDULE A
GB REINSURANCE BENEFITS
Effective September 1, 2010

Each contract listed in Schedule B contains one or more GB.  GBs which are covered by this Agreement include the following:

Marketing Name of Benefit	Policy Form Nos.
Death Benefit Riders
Guarantee of Principal Death Benefit Rider*	32148
Enhanced Guaranteed Minimum Death Benefit Rider*	32149
5% Step-Up Death Benefit Rider*	32150
7 Year Ratchet Death Benefit on American Legacy I & II*	- -
Estate Enhancement Death Benefit Rider*	32151

Lincoln SmartSecurity® Advantage
Variable Annuity Rider	32793

i4LIFE® Advantage with Guaranteed Income Benefit
Variable Annuity Income Rider	I4LA
Variable Annuity Payment Option Rider	I4LA-Q
Variable Annuity Payment Option Rider	I4LA-NQ
Guaranteed Income Benefit	GIB
Increasing GIB	IGIB
Annual GIB	AGIB
Guaranteed Income Benefit	AR-528

4LATER® Advantage
Guaranteed Income Later Rider	4Later

Lincoln Lifetime Income SMAdvantage
Variable Annuity Living Benefits Rider	AR-512
Variable Annuity Living Benefits Rider (LINC Plus)*	AR-512P

Lincoln Lifetime Income SMAdvantage 2.0
Variable Annuity Living Benefits Rider*	AR-529
Variable Annuity Guarantee Income Benefit (NY version)	AR-529

*issued by Ceding Company only

SCHEDULE B
CONTRACTS WITH ACCEPTED COVERAGES
Effective September 1, 2010

Contracts covered by this Agreement include all Contracts either issued by the Ceding Company directly or issued by Lincoln Life & Annuity Company of New York and reinsured with the Ceding Company and included in the following list:

ChoicePlus Variable Annuity
ChoicePlus Access Variable Annuity
ChoicePlus Bonus Variable Annuity (issued by the Ceding Company only)
ChoicePlus II Variable Annuity
ChoicePlus II Access Variable Annuity
ChoicePlus II Bonus Variable Annuity
ChoicePlus II Advance Variable Annuity
ChoicePlus Assurance (A Share) (includes wrap fee version)
ChoicePlus Assurance (A Class)
ChoicePlus Assurance (B Share)
ChoicePlus Assurance (B Class)
ChoicePlus Assurance (C Share)
ChoicePlus Assurance (Bonus)
ChoicePlus Assurance (L Share)
ChoicePlus Design (includes all share classes)
American Legacy I (issued by the Ceding Company only)
American Legacy II (issued by the Ceding Company only)
American Legacy Ill
American Legacy Ill (B Class)
American Legacy Ill Plus
American Legacy Ill View
American Legacy III (C Share)
Shareholders Advantage (includes wrap fee version)
Shareholders Advantage (A Class)
American Legacy Design (includes all share classes)
Multi-Fund 1 (issued by the Ceding Company only)
Multi-Fund 2 (issued by the Ceding Company only)
Multi-Fund 3 (issued by the Ceding Company only)
Multi-Fund 4 (issued by the Ceding Company only)
Multi-Fund 5 (issued by the Ceding Company only)
Multi-Fund Select (issued by the Ceding Company only)
Accru Variable Annuity (issued by the Ceding Company only)
Accru ChoicePlus (issued by the Ceding Company only)

SCHEDULEC
PREMIUM RATE SCHEDULE
Effective September 1, 2010

Initial Reinsurance Premium:
The Initial Reinsurance Premium shall equal the Treaty Reserve applicable to each Individual Policy on the date it is first covered by this Agreement.  For all business issued by the Ceding Company after the Effective Date, the Initial Premium shall be zero.

Base Reinsurance Premium Rates:
Effective from Treaty Effective Date and the corresponding effective date of any amendment, as appropriate:

Type of Benefit	Contracts Issued	Contracts Issued	Contracts Issued
	Prior to 7/01/03	Prior to 7/01/03	After6/30/03	All Contracts
Effective Date of Coverage	7/1/2003	7/26/2004	7/1/2003
GMDB Type	Base Reinsurance Premium Annual Rate	Base Reinsurance Premium Annual Rate	Base Reinsurance Premium Annual Rate	Expense, Profit, and Risk Charge Annual Rate	Applied to
Guarantee of Principal Death Benefit – Employer VA	0.015%	0.015%	0.020%	0.050%	Account Value
Guarantee of Principal Death Benefit – Individual VA	0.050%	0.110%	0.100%	0.050%	Account Value
Enhanced Guaranteed Minimum Death Benefit	0.320%	0.280%	0.200%	0.050%	Account Value
Enhanced Guaranteed Minimum Death Benefit with 5% Rollup	0.590%	0.210%	0.260%	0.050%	Account Value
5% Step-Up Death Benefit	0.620%	0.290%	0.460%	0.050%	Account Value
Legacy I and II with 7 Yr Ratchet Benefit	0.110%	0.070%	0.100%	0.050%	Account Value
Estate Enhancement Benefit	0.500%	0.380%	0.500%	0.050%	Account Value
Estate Enhancement Benefit with 5% Rollup	0.620%	0.620%	0.620%	0.050%	Account Value

(#) Guaranteed Amount is calculated by the terms of the applicable riders.

Type of Benefit				All Contracts
GLB Type	Effective Date of Rate Application	Rates Applied to Riders Effective	Base Reinsurance Premium Annual Rate	Expense, Profit, and Risk Charge	Applied to
Lincoln SmartSecurity Advantage – 5 Yr Optional Reset	7/1/2003	All In Force Riders effective prior to 5/15/2004	0.350%	0.050%	Guaranteed Benefit (#)
	5/15/2004	All In Force Riders effective 5/15/2004 thru 1/19/2009	0.400%	0.050%
	1/20/2009	Riders effective or reset on or after 1/20/2009	0.600%	0.050%
Lincoln SmartSecurity Advantage – 1 Yr Automatic Reset		Riders effective before 1/20/2009	0.550%	0.050%	Guaranteed Benefit (#)
	1/20/2009	Riders effective or reset on or after 1/20/2009	0.600%	0.050%
Lincoln SmartSecurity Advantage – 1 Yr Automatic Reset - Single Life Option with Lifetime Withdrawals		Riders effective before 1/20/2009	0.550%	0.050%	Guaranteed Benefit (#)
	1/20/2009	Riders effective or reset on or after 1/20/2009	0.600%	0.050%
Lincoln SmartSecurity Advantage – 1 Yr Automatic Reset – Joint Life Option with Lifetime Withdrawals		Riders effective before 1/20/2009	0.700%	0.050%	Guaranteed Benefit (#)
	1/20/2009	Riders effective or reset on or after 1/20/2009	0.750%	0.050%
4LATER Advantage	7/1/2003	All In Force Riders effective prior to 1/20/2009	0.450%	0.050%	Current Income Base (#)
	1/20/2009	Riders effective or reset on or after 1/20/09	0.600%	0.050%
Guaranteed Income Benefit on i4Life		Riders effective before 10/1/2009	0.400%	0.050%	Variable Account Value
	10/1/2009	Riders effective or reset on or after 10/1/2009	0.850%	0.050%
Increasing Guaranteed Income Benefit		Riders effective before 10/1/2009	0.400%	0.050%	Variable Account Value
	10/1/2009	Riders effective or reset on or after 10/1/2009	0.850%	0.050%
Annual Step-Up Guaranteed Income Benefit		Riders effective before 10/1/2009	0.400%	0.050%	Variable Account Value
	10/1/2009	Riders effective or reset on or after 10/1/2009	0.850%	0.050%
Lincoln Lifetime Income Advantage		All In Force Riders effective prior to 1/20/2009	0.700%	0.050%	Guaranteed Benefit (#)
	1/20/2009	Riders effective or reset after 1/20/2009	0.850%	0.050%

Type of Benefit				All Contracts
GLB Type	Effective Date of Rate Application	Rates Applied to Riders Effective	Base Reinsurance Premium Annual Rate	Expense, Profit, and Risk Charge	Applied to
Lincoln Lifetime Income Advantage (transitioning to i4LIFE GIB)		Riders effective before 10/1/2009	0.400%	0.050%	Variable Account Value
	10/1/2009	Riders effective or reset on or after 10/1/2009	0.850%	0.050%
Lincoln Lifetime Income Advantage Plus		Riders effective before 1/20/2009	0.800%	0.050%	Guaranteed Benefit (#)
	1/20/2009	Riders effective or reset on or after 1/20/2009	1.000%	0.050%
Lincoln Lifetime Income Advantage Plus (transitioning to i4LIFE GIB)		Riders effective before 10/1/2009	0.400%	0.050%	Variable Account Value
	10/1/2009	Riders effective or reset on or after 10/1/2009	0.850%	0.050%
Lincoln Lifetime Income Advantage 2.0 (and transitioning to i4LIFE)	9/1/2010	Riders effective after 9/1/2010	1.000% (Indiv)	0.050%	Current Income Base (#) or equivalent
			1.200% (Joint)
Guaranteed Income Benefit on i4Life (AR-528 only)	9/1/2010	Riders effective after 9/1/2010	1.000% (Indiv)	0.050%	Variable Account Value
			1.200% (Joint)

(#) Guaranteed Benefit, Guaranteed Amount and Current Income Base amount are as calculated by the terms of the applicable riders.

Reinsurance premium shall step up to the current charge for any Policy that resets.

Reinsurer’s Expense, Profit, and Risk Charge (EPRC):
EPRC shall equal the annual rates shown above, payable monthly in arrears computed in the manner as more fully described below.

Monthly Payment of Reinsurance Premium:
Both the Base Reinsurance Premium and the EPRC are payable in arrears after the end of each calendar month.  The  monthly payment for all benefit types shall be computed by adding the appropriate Base Reinsurance Premium annual rate to the EPRC annual rate, then dividing the total by  twelve and multiplying the result times the end of the month Guaranteed Benefit Amount, the Current Income Base or the Variable Account Value, as applicable.

AMENDMENT NO. 1

This Amendment is effective as of January 1, 2010 between The Lincoln National Life Insurance Company of Fort Wayne, Indiana ("Ceding Company''), and Lincoln National Reinsurance Company (Barbados) Limited, an insurance company organized under the laws of Barbados (the "Reinsurer").

RECITALS

1. The Ceding Company and the Reinsurer entered into an Amended and Restated Automatic Indemnity Reinsurance Agreement as of October 1, 2009 ("the Agreement").

2. Article XVII, Section 8 of this Agreement permits amendments as long as they are made in writing, signed by duly authorized officers of both parties.
3.          The Ceding Company and the Reinsurer wish to make such an amendment.

AGREEMENT

NOWTHEREFORE, in consideration of these premises and the mutual covenants contained herein, the Ceding Company and the Reinsurer agree to amend the Agreement as follows:

The first paragraph of Schedule C, "Initial Reinsurance Premium" of the Agreement is hereby amended in its entirety and replaced with the following paragraph.

"Initial Reinsurance Premium:

The Initial Reinsurance Premium shall equal the Treaty Reserve applicable to each Individual Policy on the date it is first covered by this Agreement.  For all business the Ceding Company assumes from Lincoln Life & Annuity of New York, the Initial Reinsurance Premium shall equal the Treaty Reserves less an adjustment reflecting the anticipated future profitability on the business assumed by the Ceding Company effective January 1, 2010.  For all business issued by the Ceding Company after the Effective Date, the Initial Premium shall be zero."

In WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives.

LINCOLN NATIONAL REINSURANCE COMPANY (BARBADOS) LIMITED	THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
By: /s/ Thomas L. Spurling Name: Thomas L. Spurling Title: AVP Date: 2/9/10	By: /s/ Keith J. Ryan Name: Keith Ryan Title: VP Date: Feb. 9, 2010
By: /s/ Craig E. Hanford Name: Craig E. Hanford Title: Assistant Vice President Date: 2/9/10	By: /s/ Kristi J. Harkenrider Name: Kristi J. Harkenrider Title: Assistant Treasurer Date: 2/9/10